UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2005

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (408) 523-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2005, the Compensation Committee of the Board of Directors of Zoran Corporation (the “Company”) approved the grant of nonstatutory stock options (each an “Option”) and the award of restricted stock units (each an “RSU Award”) to its executive officers (each a “Participant”), who are participants in the Company’s Executive Retention and Severance Plan (the “Retention Plan”), for the following number of shares of the Company’s common stock pursuant to the Company’s 2005 Equity Incentive Plan which was approved by the Company’s stockholders on July 29, 2005:

Participant	Number of Shares Subject to Option	Number of Shares Subject to RSU Award

Levy Gerzberg	180,000	40,000

Karl Schneider	60,000	13,333

Isaac Shenberg	54,000	12,000

The above grants and awards were effective as of August 19, 2005 (the “Effective Date”).

Each Option was granted with an exercise price equal to $13.59, the closing price of the Company’s common stock on the Nasdaq National Market on August 19, 2005.  Each Option shall, if not earlier terminated in accordance with its terms, terminate and cease to be exercisable on the tenth anniversary of the Effective Date.  Subject to the Participant’s continued service with the Company through the applicable vesting date, 1/4 of each Option shall vest on the first anniversary of the Effective Date and the remainder shall vest in subsequent monthly installments each equal to 1/48 of the Option.

Each RSU Award represents the right of the Participant to receive, without payment of monetary consideration, on the vesting date a number of shares of the Company’s common stock equal to the number of units vesting on such date.  Subject to the Participant’s continued service with the Company through the applicable vesting date, each RSU Award shall vest over four years, at the rate of 1/4 of the award on the first anniversary of the Effective Date and 1/16 of the award quarterly thereafter.  The vesting of each RSU Award will be accelerated in full in the event of a change in control of the Company in which the successor fails to assume the award or replace it with substantially equivalent rights, or following which the Participant is involuntarily or constructively terminated within a specified period of time.

The Options and RSU Awards will also be subject to the applicable provisions of the Retention Plan, a copy of which was filed as Exhibit 10.40 to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2005	ZORAN CORPORATION

	By:	/s/ Levy Gerzberg
Levy Gerzberg
President and Chief Executive Officer